                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of HealthAxis Inc. (formerly Provident American Corporation) on Form S-8 (SEC File No. 33-43617 effective date October 29, 1991, SEC File No. 33-43615 effective date October 31, 1991 and SEC File No. 333-71223 effective date January 26,
1999) of our report dated June 24, 1999, with respect to the consolidated financial statements of Insurdata Incorporated included in this Current Report on Form 8-K/A.


                                                   /s/ Ernst & Young LLP
                                                   ERNST & YOUNG LLP

Dallas, Tx
February 10, 2000